EXHIBIT 99.1

HORIZON KINETICS HOLDING CORPORATION REPORTS SECOND QUARTER RESULTS

Highlights for the quarter ended June 30, 2026:

•
Management and advisory fee revenues were $18.8 million for each of the three months ended June 30, 2026 and 2025. The 2026 period included a 30% increase in revenues from the Company's exchange-traded funds (ETFs).
•
Management and advisory fee revenues also benefited from an increase in the number of new accounts during the quarter and year-to-date period, which helped second quarter 2026 revenues from separately managed accounts (SMAs) grow 8.6%
•
Operating income was $3.0 million (GAAP presentation) and $4.9 million (advisor only presentation) for the quarter ended June 30, 2026 reflecting the Company's consistent core asset management operations.
•
Net loss attributable to Horizon Kinetics Holding Corporation of $18.4 million, or $0.99 per common share for the three months ended June 30, 2026.
•
Assets under management (AUM) grew to $10.8 billion as of June 30, 2026, an increase of 12.1% from December 31, 2025.
•
Board of Directors declares a $0.13 per share dividend.

New York, NY – August 13, 2026

Horizon Kinetics Holding Corporation (the “Company” or “HKHC”) (OTCQX: HKHC) reported financial results for its second quarter of 2026.

The Company's total revenues increased 0.7% for the second quarter of 2026 resulting primarily from continued increases from our Inflation Beneficiaries ETF. The Company also reported increases in revenues from separately managed accounts (8.6%) and from its private funds, however these increases were generally offset by a 17% decrease in revenues from our mutual funds.

The Company's AUM was $10.8 billion, an increase of 12.1%, during the year-to-date period due primarily to the increase in market value of Texas Pacific Land Corporation ("TPL"), which itself increased 52% year-to-date. The impact of the TPL increase was partially offset by decreases in bitcoin-related holdings such as Grayscale Bitcoin Trust, which decreased 33%. The Company experienced net outflows for the year-to-date period primarily from redemptions resulting from the private funds holding Miami International Holdings, Inc., which were generally expected due to the expiration of restrictions following its IPO during 2025.

The Company’s total operating expenses increased $0.8 million, or 5.4%, during the second quarter as a result of higher compensation resulting from certain 2025 headcount additions, other personnel costs and incremental office costs associated with the commencement of new office leases, including an overlapping lease term associated with our New York location.

For the six months ended June 30, 2026, the Company benefited from $77.3 million of investment income held within the Company's consolidated investment products. Our clients' interests in these amounts are reflected in the net income attributable to redeemable noncontrolling interests, which was $41.2 million for the six months ended June 30, 2026.

As described in the advisor only presentation, HKHC shareholders experienced declines from a $21.2 million net loss from equity in earnings of private funds, $8.0 million of unrealized net losses from investments, and $1.4 million of unrealized net losses from digital asset holdings for the three months ended June 30, 2026. These results partially offset significant unrealized gains during the first quarter and have resulted in total other income of $55.6 million for the six months ended June 30, 2026.

On August 12, 2026, the Company's Board of Directors declared a cash dividend of $0.13 per share, payable on September 10, 2026, to shareholders of record as of the close of business on August 26, 2026.

Conference Call

Peter Doyle and Steve Bregman, Co-Chief Executive Officers, and Mark Herndon, Chief Financial Officer, will host a conference call on Tuesday, August 18, 2026 at 4:15 pm EDT. You may register for the conference call by clicking on the following link:

Tuesday, August 18, 2026 4:15 pm EDT

Online Webinar: REGISTER HERE

Phone Access: +1 (631) 992-3221 Access Code: 600-009-590

Only online participants can submit questions during the Webinar.

HORIZON KINETICS HOLDING CORPORATION

Condensed Consolidated Statements of Operations

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025

Revenue:
Management and advisory fees	$18,809	$18,798	$37,013	$37,703
Other income and fees	227	100	316	216
Total revenue	19,036	18,898	37,329	37,919

Operating expenses:
Compensation and related employee benefits	8,409	7,924	22,608	17,032
Sales, distribution and marketing	3,823	4,143	8,783	8,274
Depreciation and amortization	193	280	391	718
General and administrative expenses	2,954	2,676	5,499	5,208
Expenses of consolidated investment products	692	217	1,415	1,312
Total operating expenses	16,071	15,240	38,696	32,544

Operating income (loss)	2,965	3,658	(1,367)	5,375

Other income (expense):
Equity earnings, net	(1,966)	(4,561)	8,323	(1,510)
Interest and dividends	459	454	866	945
Other income (expense)	202	(190)	6,068	(241)
Investment and other income (losses) of consolidated investment products, net	(113,459)	(15,533)	77,347	54,734
Interest and dividend income of consolidated investment products	1,654	1,887	3,303	4,792
Unrealized (loss) gain on digital assets, net	(1,440)	3,428	(4,271)	1,649
Realized gain on investments, net	48	(2)	406	2,197
Unrealized gain (loss) on investments net	(8,007)	(15,422)	28,146	(1,689)
Total other income (expense), net	(122,509)	(29,939)	120,188	60,877

Income (loss) from continuing operations before provision for income taxes	(119,544)	(26,281)	118,821	66,252
Income tax (expense) benefit	6,616	3,841	(23,497)	(6,530)
Income (loss) from continuing operations, net of tax	(112,928)	(22,440)	$95,324	$59,722
Income (loss) from discontinued operations, net of tax	-	(910)	-	(1,237)
Net income (loss)	$(112,928)	$(23,350)	$95,324	$58,485
Less: net income (loss) attributable to redeemable noncontrolling interests	94,549	12,861	(41,171)	(46,133)
Net income (loss) attributable to Horizon Kinetics Holding Corporation	$(18,379)	$(10,489)	$54,153	$12,352

Basic and diluted net income (loss) per common shares:
Net income (loss) from continuing operations	$(0.99)	$(0.51)	$2.91	$0.73
Net (loss) from discontinued operations	$-	$(0.05)	$-	$(0.07)

Net income (loss) attributable to Horizon Kinetics Holding Corporation	$(0.99)	$(0.56)	$2.91	$0.66

Weighted average shares outstanding:
Basic and diluted	18,635	18,635	18,635	18,635

HORIZON KINETICS HOLDING CORPORATION

Condensed Consolidated Statements of Financial Condition

(in thousands)

	June 30,	December 31,
	2026	2025
	(Unaudited)
Assets
Cash and cash equivalents	$34,271	$36,884
Fees receivable, net	6,806	6,575
Investments, at fair value	105,398	76,535
Assets of consolidated investment products
Cash and cash equivalents	38,674	45,493
Investments, at fair value	1,612,158	1,708,395
Other assets	9,233	9,517
Other investments	29,617	21,032
Operating lease right-of-use assets	24,038	6,382
Property and equipment, net	1,555	395
Prepaid expenses and other assets	8,650	8,603
Due from affiliates	59	10
Digital assets	8,252	12,509
Intangible assets, net	40,753	41,108
Goodwill	23,373	23,373
Total assets	$1,942,837	$1,996,811

Liabilities, Noncontrolling Interests, and Shareholders’ Equity
Liabilities:
Accounts payable, accrued expenses and other	$10,259	$12,149
Accrued third party distribution expenses	370	578
Deferred revenue	46	66
Liabilities of consolidated investment products
Accounts payable and accrued expenses	27,125	1,596
Other liabilities	4,235	735
Deferred tax liability, net	85,200	66,345
Due to affiliates	7,646	7,689
Operating lease liability	25,838	8,248
Total liabilities	160,719	97,406

Commitments and contingencies

Redeemable noncontrolling interests	1,393,634	1,560,452

Shareholders' equity
Preferred stock, no par value, authorized 20,000 shares; no shares issued and outstanding	-	-
Common stock; $0.10 par value, 50,000 shares authorized; 18,635 shares issued and outstanding, net of 1 share treasury stock at June 30, 2026 and December 31, 2025, respectively	1,864	1,864
Additional paid-in capital	39,243	39,243
Retained earnings	347,377	297,846
Total shareholders’ equity	388,484	338,953
Total liabilities, noncontrolling interests, and shareholders’ equity	$1,942,837	$1,996,811

Additional Information about our performance

The Company consolidates certain private funds in order for the condensed consolidated financial statements to conform with generally accepted accounting principles. As a result, the assets and liabilities of the applicable consolidated funds are presented on the Company’s consolidated statements of financial condition. Additionally, an amount that represents the interests of the Company’s clients’ in these consolidated private funds will be presented as redeemable noncontrolling interests on the Company’s consolidated statements of financial condition. The investment income (losses), other income (losses) and the expenses of the consolidated investment products will be presented within the Company’s consolidated statements of operations. Additionally, an amount that represents the net income attributable to redeemable noncontrolling interests as well as the net income (loss) attributable to Horizon Kinetics Holding Corporation will be presented on the Company’s condensed consolidated statement of operations.

Consolidated Investment Products (“CIPs”) consist of certain private investment funds which are sponsored by the Company. The Company has no right to the CIPs’ assets, other than its direct equity investments in them and investment management and other fees earned from them. The liabilities of the CIPs have no recourse to the Company’s assets beyond the level of its direct investment, therefore the Company bears no other risks associated with the CIPs’ liabilities.

As indicated in the additional information presented in the tables below there are several notable presentational differences as a result of the consolidation of the CIPs:

•
Management and advisory fees, including incentive fees, from CIPs are eliminated from consolidated revenues. Accordingly, our presentation without the CIPs reflects higher revenues for the three- and six-month periods than the GAAP presentation. There was higher revenue growth of $17.3 million, a 42% increase, for the six months ended June 30, 2026. This increase is primarily the result of the $18.1 million of incentive fees recorded in the first quarter of 2026 related to certain private funds that held Miami International Holdings, Inc. and the expiration of certain trading restrictions associated with that position.

•
The equity in earnings of private funds which results primarily from CIPs that are eliminated from the consolidated presentation is included within the investment results of the CIPs. Accordingly, our presentation without the CIPs reflects an increased level of equity earnings that presents an increase in the value of our holdings within the CIPs.

•
Stockholders’ equity and net income attributable to Horizon Kinetics Holding Corporation are not impacted by the consolidation process.

•
The Statement of Financial Condition without the consolidation of private funds presents lower total assets as a result of excluding the assets held by the CIPs as well as the associated redeemable noncontrolling interests, which represents our clients’ interests in these funds. As of June 30, 2026, the Company holds economic interests of $233.6 million in the CIPs, which is reflected in Other Investments in the advisor only condensed consolidated statements of financial position.

HORIZON KINETICS HOLDING CORPORATION

Condensed Consolidated Statements of Operations (Unaudited)

(in thousands)

	(Advisor only: without consolidation of private funds)
	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Revenue:
Management and advisory fees	$20,057	$20,534	$59,001	$41,679
Other income and fees	227	100	316	216
Total revenue	20,284	20,634	59,317	41,895

Operating expenses:
Compensation and related employee benefits	8,409	7,924	22,608	17,032
Sales, distribution and marketing	3,823	4,143	8,783	8,274
Depreciation and amortization	193	280	391	718
General and administrative expenses	2,954	2,685	5,499	5,252
Expenses of consolidated investment products	-	-	-	-
Total operating expenses	15,379	15,032	37,281	31,276

Operating income	4,905	5,602	22,036	10,619

Other income (expense):
Equity in earnings of private funds, net	(21,162)	(7,290)	24,399	6,639
Interest and dividends	459	454	866	945
Other income (expense)	202	(190)	6,068	(241)
Investment and other income (losses) of consolidated investment products, net	-	-	-	-
Interest and dividend income of consolidated investment products	-	-	-	-
Unrealized (loss) gain on digital assets, net	(1,440)	3,428	(4,271)	1,649
Realized gain on investments, net	48	(2)	406	2,197
Unrealized gain (loss) on investments net	(8,007)	(15,422)	28,146	(1,689)
Total other income (expense), net	(29,900)	(19,022)	55,614	9,500

Income before provision for income taxes	(24,995)	(13,420)	77,650	20,119

Income tax (expense) benefit	6,616	3,841	(23,497)	(6,530)
Income (loss) from continuing operations, net of tax	(18,379)	(9,579)	54,153	13,589
Income (loss) from discontinued operations, net of tax	-	(910)	-	(1,237)
Net income (loss)	$(18,379)	$(10,489)	$54,153	$12,352
Less: net income attributable to redeemable noncontrolling interests	-	-	-	-

Net income Attributable to Horizon Kinetics Holding Corporation	$(18,379)	$(10,489)	$54,153	$12,352

Basic and diluted net income (loss) per common shares:
Net income	$(0.99)	$(0.56)	$2.91	$0.66

Weighted average shares outstanding:
Basic and diluted	18,635	18,635	18,635	18,635

	Six months ended June 30, 2026
	Consolidated Company Entities	Consolidated Investment Products	Eliminations	Consolidated
Revenue:
Management and advisory fees	$59,001	$-	$(21,988)	$37,013
Other income and fees	316	-	-	316
Total revenue	59,317	-	(21,988)	37,329

Operating expenses:
Compensation and related employee benefits	22,608	-	-	22,608
Sales, distribution and marketing	8,783	-	-	8,783
Depreciation and amortization	391	-	-	391
General and administrative expenses	5,499	-	-	5,499
Expenses of consolidated investment products	-	1,373	42	1,415
Total operating expenses	37,281	1,373	42	38,696

Operating income	22,036	(1,373)	(22,030)	(1,367)

Other income (expense):
Equity in earnings of private funds, net	24,399	-	(16,076)	8,323
Interest and dividends	866	-	-	866
Other income (expense)	6,068	-	-	6,068
Investment and other income (losses) of consolidated investment products, net	-	73,451	3,896	77,347
Interest and dividend income of consolidated investment products	-	3,303	-	3,303
Unrealized (loss) gain on digital assets, net	(4,271)	-	-	(4,271)
Realized gain on investments, net	406	-	-	406
Unrealized gain (loss) on investments net	28,146	-	-	28,146
Total other income (expense), net	55,614	76,754	(12,180)	120,188

Income (loss) before provision for income taxes	77,650	75,381	(34,210)	118,821

Income tax (expense) benefit	(23,497)	-	-	(23,497)

Net income (loss)	$54,153	$75,381	$(34,210)	$95,324
Less: net income (loss) attributable to redeemable noncontrolling interests	-	(62,269)	21,098	(41,171)

Net income (loss) attributable to Horizon Kinetics Holding Corporation	$54,153	$13,112	$(13,112)	$54,153

HORIZON KINETICS HOLDING CORPORATION

Condensed Consolidated Statements of Financial Condition (Unaudited)

(in thousands)

	(Advisor only: without consolidation of private funds)
	June 30,	December 31,
	2026	2025
Assets
Cash and cash equivalents	$34,271	$36,884
Fees receivable	8,264	8,154
Investments, at fair value	105,398	76,535
Assets of consolidated investment products
Cash and cash equivalents	-	-
Investments, at fair value	-	-
Other assets	-	-
Other investments	263,204	220,065
Operating lease right-of-use assets	24,038	6,382
Property and equipment, net	1,555	395
Prepaid expenses and other assets	8,650	8,603
Due from affiliates	85	20
Digital assets	8,252	12,509
Intangible assets, net	40,753	41,108
Goodwill	23,373	23,373
Total Assets	$517,843	$434,028

Liabilities, Noncontrolling Interests, and Shareholders’ Equity
Liabilities:
Accounts payable, accrued expenses and other	$10,259	$12,149
Accrued third party distribution expenses	370	578
Deferred revenue	46	66
Liabilities of consolidated investment products
Accounts payable and accrued expenses	-	-
Other liabilities	-	-
Deferred tax liability, net	85,200	66,345
Due to affiliates	7,646	7,689
Operating lease liability	25,838	8,248
Total Liabilities	129,359	95,075

Commitments and contingencies

Redeemable Noncontrolling Interests	-	-

Shareholders' Equity
Preferred stock, no par value, authorized 20,000 shares; no shares issued and outstanding	-	-
Common stock; $0.10 par value, 50,000 shares authorized; 18,635 shares issued and outstanding, net of 1 share treasury stock at June 30, 2026 and December 31, 2025, respectively	1,864	1,864
Additional paid-in capital	39,243	39,243
Retained earnings	347,377	297,846
Total Shareholders’ Equity	388,484	338,953
Total Liabilities, Noncontrolling Interests, and Shareholders’ Equity	$517,843	$434,028

	June 30, 2026
	Consolidated Company Entities	Consolidated Investment Products	Eliminations	Consolidated
Assets
Cash and cash equivalents	$34,271	$-	$-	$34,271
Fees receivable, net	8,264	-	(1,458)	6,806
Investments, at fair value	105,398	-	-	105,398
Assets of consolidated investment products
Cash and cash equivalents	-	38,674	-	38,674
Investments, at fair value	-	1,612,158	-	1,612,158
Other assets	-	9,233	-	9,233
Other investments	263,204	-	(233,587)	29,617
Operating lease right-of-use assets	24,038	-	-	24,038
Property and equipment, net	1,555	-	-	1,555
Prepaid expenses and other assets	8,650	-	-	8,650
Due from affiliates	85	-	(26)	59
Digital assets	8,252	-	-	8,252
Intangible assets, net	40,753	-	-	40,753
Goodwill	23,373	-	-	23,373
Total assets	$517,843	$1,660,065	$(235,071)	$1,942,837

Liabilities, Noncontrolling Interests, and Shareholders’ Equity
Liabilities:
Accounts payable, accrued expenses and other	$10,259	$-	$-	$10,259
Accrued third party distribution expenses	370	-	-	370
Deferred revenue	46	-	-	46
Liabilities of consolidated investment products
Accounts payable and accrued expenses	-	27,151	(26)	27,125
Other liabilities	-	5,693	(1,458)	4,235
Deferred tax liability, net	85,200	-	-	85,200
Due to affiliates	7,646	-	-	7,646
Operating lease liability	25,838	-	-	25,838
Total liabilities	129,359	32,844	(1,484)	160,719
Commitments and contingencies

Redeemable noncontrolling interests	-	1,435,732	(42,098)	1,393,634

Equity interests	388,484	191,489	(191,489)	388,484
Total liabilities, noncontrolling interests, and shareholders’ equity	$517,843	$1,660,065	$(235,071)	$1,942,837

Non-GAAP Measures

In discussing financial results, the Company presented tables without the consolidation of certain private funds which is not in accordance with Generally Accepted Accounting Principles (GAAP). We use this non-GAAP financial measure internally to make operating and strategic decisions, including evaluating our overall performance and as a factor in determining compensation for certain employees. We believe presenting this non-GAAP financial measure provides additional information to facilitate comparison of our historical operating costs and their trends, and provides additional transparency on how we evaluate our financial condition and results of operations. We also believe presenting this measure allows investors to view our financial condition and results of operations using the same measure that we use in evaluating our performance and trends.

Note Regarding Forward-Looking Statements

This news release may contain "forward-looking statements" within the meaning of the federal securities laws that are intended to qualify for the Safe Harbor from liability established by the Private Securities Litigation Reform Act of 1995. "Forward-looking statements" generally can be identified by the use of forward-looking terminology such as "assumptions," "target," "guidance," “strategy,” "outlook," "plans," "projection," "may," "will," "would," "expect," "intend," "estimate," "anticipate," "believe”, "potential," or "continue" (or the negative or other derivatives of each of these terms) or similar terminology.

Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in the Company's Annual Report on Form 10-K for the year ended December 31, 2025 and the Company's subsequent Quarterly Reports on Form 10-Q and other periodic reports filed with the Securities and Exchange Commission. Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent filings with the Securities and Exchange Commission.

About Horizon Kinetics Holding Corporation

Horizon Kinetics Holding Corporation (OTCQX: HKHC) primarily offers investment advisory services through its subsidiary Horizon Kinetics Asset Management LLC (“HKAM”), a registered investment adviser. HKAM provides independent proprietary research and investment advisory services for mainly long-only and alternative value-based investing strategies. The firm’s offices are located in New York City, White Plains, New York, and Summit, New Jersey. For more information, please visit http://www.hkholdingco.com.

Investor Relations Contact:

ir@hkholdingco.com